MUNDER INTERNATIONAL EQUITY FUND

Class A, B, C, K & Y Shares

Supplement Dated December 4, 2012

to Prospectus Dated October 26, 2012

and Summary Prospectus Dated October 26, 2012

In connection with the merger of the Munder International Equity Fund (“Fund”) with and into the Munder International Fund — Core Equity, which was approved by the shareholders of the Fund at a meeting held on December 4, 2012, the Fund will rebalance its holdings to be in line with those held by the Munder International Fund — Core Equity.  Accordingly, the following disclosure is added to the Fund’s prospectus:

Under the heading “Principal Investment Strategies” on page 2:

The Fund will invest in emerging markets countries.

Under the heading “Principal Investment Risks” on page 2:

Emerging Markets Investing Risk

There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines.

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